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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       MADISON/CLAYMORE COVERED CALL FUND
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  DELAWARE                               20-1279714
           (STATE OF INCORPORATION                    (I.R.S. EMPLOYER
              OR ORGANIZATION)                       IDENTIFICATION NO.)


               210 N. HALE STREET                            60187
               WHEATON, ILLINOIS                          (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. /X/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /

Securities Act registration statement file number to which this form relates:
333-115386

     Securities to be registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS                          NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                          EACH CLASS IS TO BE REGISTERED
-------------------                          ------------------------------
Common Stock                                 New York Stock Exchange


         Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of the Shares" in the Registrant's Registration Statement on Form N-2 (Nos. 333-115386 and 811-21582) as filed electronically with the Securities and Exchange Commission (the "Commission") on May 11, 2004 (Accession No. 0000950172-04-001177) ("Registration Statement on Form N-2"), as amended by Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, as filed with the Commission on June 21, 2004 (Accession No. 0001047469-04-021140), as amended by Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed with the Commission on July 26, 2004 (Accession No. 0001047469-04-024252), which are incorporated by reference.

ITEM 2.           EXHIBITS.

                  Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.

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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                    MADISON/CLAYMORE COVERED CALL FUND


                                    By:      /s/ Nicholas Dalmaso
                                             ----------------------------------
                                    Name:    Nicholas Dalmaso
                                    Title:   Trustee, Chief Legal and Executive
                                             Officer



Date: July 27, 2004







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